ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement ("Agreement") is made as of May 19, 2000, by and among OMNIS Technology Corporation, a Delaware corporation ("Omnis") on the one hand; and The Wainer Group, an Australian partnership, Dirk Wainer, Shirley-Anne Wainer, Dennis Janossich and Joseph Bernard as to all matters, and Paradigm Designs Software Pty Ltd., an Australian corporation as to certain matters, on the other hand.

         In consideration of the mutual promises contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:

Section 1. DEFINITIONS

         1.1 "Affiliate" shall be defined as (i) any corporation or other person or entity controlling, controlled by or under common control of any party or parties through the direct or indirect ownership of stock or assets, including without limitation any parent or subsidiary corporation of any party now or in the future; (ii) any employee or agent of a party or an Affiliate; and (iii) any other person acting in concert with a party or an Affiliate. Without limiting the foregoing, Paradigm shall be considered an "Affiliate" of the Wainer Group for all purposes hereof.

         1.2 "Closing" and "Closing Date" are defined in Section 4.1 hereof.

         1.3 "Confidential Information" is defined in Section 12.4 hereof.

         1.4 "Developed Technologies" collectively means each and all components or parts of the Software or any other inventions, concepts, products, functions, structures, systems, processes, technologies or other materials which are made or discovered or produced or result from the Development Project in whole or in part, including but not limited to the Metamorph Web Version. The Developed Technologies shall be deemed a part of the Software for all purposes hereof.

         1.5 "Development Fee" means the weekly fee described in Section 3.5(g) hereof payable in connection with the Development Project.

         1.6 "Development Project" is defined in Section 3.5(a) hereof.

         1.7 "End User" means the ultimate user of software who has obtained the right to use such software pursuant and subject to an End User Agreement.

         1.8 "End User Agreement" means a written agreement that provides for the following in substance: (a) the software is being sublicensed for the use of the End User only


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and cannot be copied  except for backup  purposes;  (b) the  software  cannot be sublicensed,  sold or otherwise transferred by the End User to any third person;
(c) the software is being licensed or sublicensed only and remains the sole property of the licensor or its supplier and shall not be reverse engineered, disassembled or decompiled; (d) no product identification, copyright notices or other notices shall be removed or modified; (e) the End User shall comply with all export or technology transfer restrictions at all times under applicable law in connection with the software; (f) to the fullest extent allowable by applicable law, a limitation on consequential or indirect or special damages and a disclaimer of all implied warranties; (g) no warranties or representations of Omnis or any Affiliate; and (h) Omnis and its successors or assigns shall be third party beneficiaries of the End User Agreement.

         1.9 "Intellectual Property Rights" shall be collectively defined as each and all Patents, Patent Applications, copyrights, trademarks, trade secrets and all other intellectual property rights of any of the Wainer Group or any Affiliate thereof in and to any and all of the Software or Purchased Contracts or Proprietary Information or any part thereof and all derivative works hereof under the laws of any jurisdiction, including but not limited to all jurisdictions within the United States or Australia; including without limitation all federal, state, foreign, statutory and common law and other rights in patents, copyrights, moral rights, trademarks, trade secrets, design rights and all other intellectual property and proprietary rights therein; all domestic and foreign intellectual property applications and registrations therefor (and any and all divisions, renewals, confirmations, continuations in whole or in part, substitutions, conversions, reissues, reexaminations, or extensions of such applications and registrations, and the right to apply for any of the foregoing); all goodwill associated therewith; all rights to causes of action and remedies related thereto (including but not limited to the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); all licenses, sublicenses and agreements related thereto; and any and all other rights and interests arising out of, in connection with or in relation to any of the Purchased Assets. For these purposes the term "copyright" shall include but not be limited to all rights in respect of the Software, the Works and the Subject Matter other than Works arising under the Copyright Act 1968 (Commonwealth, Australia); "Works" means literary, dramatic, musical or artistic works (as defined in the Copyright Act 1968 (Commonwealth, Australia)), including compilations, tables and computer programs (meaning both source codes and object codes), directly and/or indirectly associated with the Software; and "Subject Matter other than Works" means sound recordings, cinematograph films, and published editions of works (as defined in the Copyright Act 1968 (Commonwealth, Australia)) directly and/or indirectly associated with the Works.

         1.10 "Liens" collectively mean any and all liens, claims, security interests, charges, liabilities, rights, restrictions, licenses, sublicenses or other encumbrances or obligations of any kind.


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         1.11  "Metamorph  Web  Version"  means the  Web-enabled  version of the
Metamorph software being developed by the Wainer Group hereunder in accordance with the Specifications pursuant to the Development Project.

         1.12 "Net Proceeds" is defined as the gross proceeds actually paid to and received by Omnis or its Affiliate on a cash basis during each calendar quarter during the Royalty Period from the sale, license or other distribution by Omnis or its Affiliate of units of the Software net of and less (a) all commissions, allowances and rebates, if any, attributable to such transactions,
(b) all royalties or other license fees payable to non-Affiliated third parties with respect to the Software, (c) all costs and expenses of any infringement action brought by or against Omnis or its Affiliate or successor or indemnitee with respect to any of the Software or Intellectual Property Rights or Proprietary Information or any use thereof, and any judgment or damages resulting from such action, and (d) all refunds and credits properly charged against such Net Proceeds for said calendar quarter. Any infringement costs and expenses in excess of the gross proceeds for any calendar quarter shall be carried over and applied to the succeeding calendar quarter or quarters.

         1.13 "Object code" means a form of software code resulting from the translation or processing of source code by a computer into machine language or intermediate code, which is in a form not convenient to human understanding of the program logic, but which is appropriate for execution or interpretation by a computer.

         1.14 "Omnis Common Stock" means the common stock, $0.10 US par value, of Omnis Technology Corporation, a Delaware corporation.

         1.15 "Paradigm"  means Paradigm  Designs Software Pty Ltd. (ACN 061 334
325), an Australian corporation.

         1.16 "Patent Applications" shall be defined as any and all domestic and foreign patent applications or registrations therefor on any part of the Software or Intellectual Property Rights or Proprietary Information in any country or jurisdiction and in any form (including but not limited to any and all divisions, renewals, confirmations, continuations in whole or in part, substitutions, conversions, reissues, reexaminations, or extensions of such applications and registrations, and the right to apply for any of the foregoing).

         1.17 "Patents" shall be collectively defined as any and all domestic or foreign patents issued on any part of the Software or Intellectual Property Rights or Proprietary Information for any country or jurisdiction, including without limitation any and all divisions, renewals, confirmations, continuations in whole or in part, substitutions, conversions, reissues, reexaminations, or extensions thereof, and the right to apply for any of the foregoing, for the full term of each such patent.

         1.18 "Proprietary Information" collectively means any and all technical or engineering information, know-how, source codes, data, designs, plans, trade secrets,


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

inventions, concepts, products, processes, formulas, works in process, systems, technologies or applications, and any other confidential or proprietary information of any of the Wainer Group or any Affiliate thereof relating to the Software or any part thereof, including but not limited to the Source Code and all Patent Applications.

         1.19 "Purchase Value" means an amount equal to One Hundred Fifty Thousand (150,000) shares of Omnis Common Stock multiplied by the Purchase Per Share Value.

         1.20 "Purchase Shares" means One Hundred Fifty Thousand (150,000) shares of Omnis Common Stock that Omnis must issue and deliver to the Wainer Group pursuant to Section 3 hereof, comprising:

                  (a) One Hundred Twelve Thousand Five Hundred (112,500) shares of Omnis Common Stock to be issued and delivered at the Closing; and

                  (b) Thirty-Seven Thousand Five Hundred (37,500) shares of Omnis Common Stock to be issued and delivered when the Development Project is completed and accepted by Omnis in accordance with the terms of Section 3.5 hereof.

         1.21 "Purchase Per Share Value" means the average of the closing prices of the Omnis Common Stock on the NASDAQ Bulletin Board or the NASDAQ SmallCap Market (as the case may be) for the five (5) consecutive trading days ending with the last trading day immediately prior to the Closing Date.

         1.22 "Purchased Assets" collectively means the Software, the Purchased Contracts, the Intellectual Property Rights, and the Proprietary Information, including but not limited to the Metamorph Web Version and the Developed Technologies.

         1.23 "Purchased Contracts" means all rights of any of the Wainer Group or any Affiliate thereof under any and all contracts pertaining to the ownership or assignment or license of any of the Purchased Assets or any rights therein, including but not limited to (a) any proprietary information agreements or invention agreements with any employees or consultants; and (b) that certain
Letter of Engagement dated July 1, 1997 between the Wainer Group and Paradigm (as further provided by Section 2.5(c) hereof).

         1.24 "Royalties" and the "Royalty Period" are defined by Section 3.3 hereof.

         1.25 "Securities Act" means the United States federal Securities Act of 1933, as amended.

         1.26 "Software" means each and all of the Metamorph software systems and applications (as described further in Exhibit A to this Agreement), including but not limited to (a) all Source Code, object code, other computer code, structures, files, libraries, flow charts, diagrams, coding sheets, developer's or programmer's notes, engineering notebooks, specifications, technical information, designs, trade secrets, inventions, ideas, know-how, products, prototypes, processes, technologies, systems, user manuals, reference manuals,


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

support manuals, work product, work papers, test data, and all other components or materials related to or comprising any part of the Metamorph software, whether or not in a commercial stage of development and whether now or hereafter in existence and in any form, including but not limited to the Metamorph Web Version and all other Developed Technologies; (b) each and all derivative works, upgrades, updates, enhancements, modifications, improvements, revisions, fixes, new versions, prior versions and localized or foreign language versions thereof in any form; and (c) each and all other books, papers and records of any kind and in any form owned or created or controlled by the Wainer Group or any of them or any Affiliate thereof relating to the Metamorph software.

         1.27 "Source Code" means the human readable form of the computer code of the Software and then available related source code documentation.

         1.28 "Specifications" is defined in Exhibit B attached hereto and made a part hereof.

         1.29 "Technical Assistance" means technical services, consulting, engineering or other professional services related to the Software as reasonably requested by Omnis.

         1.30 "Trademarks" collectively means the trademarks, trade names, product marks and logos set forth in Exhibit C hereof and all rights and goodwill associated therewith.

         1.31 "Wainer Group" means The Wainer Group, an Australian general partnership, and Dirk Wainer, Shirley-Anne Wainer, Dennis Janossich and Joseph Bernard. References to the Wainer Group shall mean the partnership and the partners collectively, jointly and severally, unless otherwise noted.

Section 2. PURCHASE AND TRANSFER OF ASSETS

         2.1 Sale and Purchase. Subject to the terms and conditions set forth in this Agreement, as of the Closing the Wainer Group and each of them agrees to and does sell, assign and transfer to Omnis, and as of the Closing Omnis agrees to and does purchase, all right, title and interest throughout the universe in and to each and all of (a) the Software, (b) the Purchased Contracts, (c) the Intellectual Property Rights, and (d) the Proprietary Information. The sale, assignment and transfer of such Purchased Assets shall be made by the Wainer Group on its own behalf and on behalf of any Affiliate or other related person or entity. Without limiting the foregoing, Omnis shall have the sole and exclusive right throughout the universe in perpetuity to develop, make, have made, manufacture, use, sell, offer to sell, license, modify, improve, distribute, copyright, copy, reproduce, display, perform, make and own all derivative works and to otherwise transfer, assign and exploit each and all of the Purchased Assets and all derivative works thereof, and refrain from doing so (collectively "Use"); to file Patent Applications and to have and own and renew or extend any and all Patents and copyrights issued on the Purchased Assets; and to register and use the Trademark in any jurisdiction.


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

         2.2 Exclusive Rights. The sale, assignment and transfer of the Purchased Assets shall be absolute, irrevocable and exclusive to Omnis. Without limiting the foregoing, none of the Wainer Group nor any Affiliates nor successors nor assigns thereof nor any other third person or entity shall have or retain any right, title or interest at any time in or to any of the Purchased Assets to any extent, including but not limited to any right or license at any time to apply for or obtain or own any Patent on any Purchased Assets or to Use any of the Purchased Assets or any product or process or technology which uses or incorporates or infringes upon any part of the Purchased Assets; subject only to the limited licenses set forth in Section 2.5 of this Agreement and only to the extent of such licenses.

         2.3 Further Instruments. Upon the reasonable request of Omnis, the Wainer Group and each of them shall promptly take such actions, including without limitation, the prompt execution and delivery of additional documents or instruments in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Omnis or its successors or assigns in and to any of the Purchased Assets. Without limiting the foregoing, the parties agree execute and have filed the confirmatory assignment with respect to the Trademarks attached hereto as Exhibit C hereof.

         2.4 Permits and Clearances. Prior to and effective as of the Closing, the Wainer Group shall obtain and deliver to Omnis all permits, clearances or other permissions or exemptions required from all applicable governmental authorities to permit the full and unencumbered sale, assignment and transfer of each and all of the Purchased Assets to Omnis and the unrestricted export of each and all of the Purchased Assets for ownership and use by Omnis and its licensees outside of Australia.

         2.5 Limited Metamorph Licenses.

                  (a) Internal Use. Subject to the other terms and conditions of this Agreement, as of the Closing Omnis grants to Paradigm a worldwide, fully paid and nonexclusive license, to use the commercial release version of the Metamorph software in object code format solely for its own internal development of new application software proprietary to Paradigm, without the right to sublicense or otherwise distribute or transfer any part of the software except as provided by Section 2.5(b) hereof. This license shall not be assignable or transferable except as provided by Section 14.2 of this Agreement.

                  (b) Bundled Distribution.

                           (i) Subject to the other terms and conditions of this
Agreement, as of the Closing Omnis also grants to Paradigm a worldwide, fully paid and nonexclusive license ("Bundled License") to distribute and sublicense to End Users the commercial release version of the Metamorph software in object code format solely as a bundled product with the then current version of the Paradigm Tradewinds Financials SQL Enterprise accounting system software, the Paradigm PBS IV Facilities Maintenance Program software or the Paradigm BuyerCentral software (singly "Paradigm Product" and collectively "Paradigm Products"). Paradigm shall have no right or license to distribute or sublicense any part of the Metamorph


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

software separate from the Paradigm Products. This limited license also shall not extend to any other software products released by or for Paradigm and shall not include any support obligations by Omnis. Each sublicense to End Users hereunder shall be pursuant and subject to an End User Agreement; and Paradigm covenants that it will fully enforce all such agreements at its expense for the benefit of Omnis. Any warranties or representations to the End User shall be those of Paradigm only and Omnis shall make no express or implied warranty or representation to the End User of any kind; and Paradigm shall fully indemnify, defend and hold Omnis harmless from any claims or actions of any End Users of any nature.

                           (ii) With respect to any particular Paradigm Product,
the Bundled License shall be transferable as an integrated part of the bonafide sale or other transfer by Paradigm of exclusive worldwide ownership and all other right, title and interest in and to such Paradigm Product to a third person or entity ("Purchaser"); provided however that (1) Paradigm shall have no right to transfer such Bundled License prior to the Closing under any circumstances, (2) Paradigm represents and warrants that it has no commitments or plans to make any such transfer, (3) such transfer shall be subject to the prior written consent of Omnis, which subject to the other provisions hereof shall not be unreasonably withheld, (4) such Purchaser shall not be a direct competitor of Omnis or its successor in the field of computer software and shall not be affiliated or related to any such direct competitor, (5) the Bundled License shall not be further transferable by Purchaser or any other person or entity, and (6) as an integrated part of such transfer, (A) Omnis or its successor shall be granted by the Purchaser in writing the irrevocable right to charge the current fair market license fee (as adjusted from time to time) for the current commercial release version of the Metamorph software and such other customary terms and conditions for the sole benefit of Omnis as licensor of such software, and (B) each and all of the other restrictions and obligations applicable to the Bundled License hereunder shall be expressly undertaken by the Purchaser in writing as the successor to Paradigm and such restrictions and obligations shall continue to be fully imposed upon the Metamorph software, provided further that such transfer shall not release Paradigm from any obligation or liability hereunder.

                           (iii)  The  Bundled  License  otherwise  shall not be
assignable or transferable except as provided by Section 14.2 of this Agreement.

                  (c) Termination of Existing Agreement. As of the Closing the parties agree that that any and all rights of Paradigm or any licensees or transferees thereof under that certain Letter of Engagement between the Wainer Group and Paradigm dated July 1, 1997 are fully and irrevocably terminated for all purposes.

                  (d) Further Assignment. Without admitting that Paradigm owns any interest in or to any of the Purchased Assets, but solely for the avoidance of doubt, in consideration of the foregoing Paradigm hereby assigns and transfers to Omnis as of the Closing any and all right, title and interest throughout the universe that Paradigm or its Affiliates may have (if any) in or to each and all of the Software, the Purchased Contracts, the Intellectual Property Rights, and the Proprietary Information, free and clear of any and all Liens. Paradigm shall execute and deliver such additional documents or instruments as reasonably required to confirm such assignment and transfer.


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

         2.6 Object Code Only. None of the Wainer Group nor any Affiliate thereof nor any other person other than Omnis shall have the right to possess or use the Source Code or any related materials at any time after the Closing Date, subject solely to the obligations of the Wainer Group to complete the Development Project hereunder and further subject to the other rights of Omnis hereunder. The Wainer Group and any Affiliate shall transfer to Omnis or shall destroy any and all remaining copies of the Source Code in any media in their possession or in the possession of any Affiliate thereof, no later than immediately following the end of the Development Project.

         2.7 Delivery of Purchased Assets; Status.

                  (a) Asset Transfers. At or before the Closing, the Wainer Group shall deliver to Omnis (i) the complete Source Code and the object code for the Software in its then present state of development; (ii) all other documentation, records, information, designs, drawings, specifications and data comprising part of or relating to the Purchased Assets, whether originals or copies; (iii) all other media necessary for the complete transfer of the Purchased Assets to Omnis; (iv) complete copies of each draft or final Patent Applications or Patents for any of the Software or Intellectual Property Rights or Proprietary Information and all other documents related thereto, if any, then in existence; (v) a fully executed and notarized Assignment and Transfer of Trademark, in the form attached hereto and made a part hereof as Exhibit C; (vi) a fully executed and notarized Assignment and Transfer of Intellectual Property Rights, Proprietary Information, Software and Purchased Contracts, in the form attached hereto and made a part hereof as Exhibit D; and (vii) copies of any and all documents, agreements and other written or electronic information related to or pertaining to the Purchased Assets. To the extent reasonably practicable, all documentary materials (other than executed originals) reasonably capable of being faxed or electronically transmitted shall be delivered to Omnis by means of telefacsimile or telecommunication using computer modems. The parties shall also deliver such other documents or property as required hereunder.

                  (b) No Liens. Each and all of the Purchased Assets shall be sold, assigned and transferred by the Wainer Group to Omnis hereunder free and clear of any and all Liens. The Wainer Group acknowledges and agrees that it shall be solely responsible for the satisfaction of its joint and several debts and obligations and liabilities, whether or not such debt had been secured by the Purchased Assets.

                  (c) No Transfer or Assumption of Liabilities. Omnis is solely a purchaser for value and the Wainer Group is solely a seller of the Purchased Assets, and Omnis is not purchasing any capital or other equity interest in any legal entity hereunder. Omnis has not and shall not assume or be responsible or obligated for any joint or several obligations or liabilities or debts of the Wainer Group or any Affiliate thereof or other person of any kind, whether known or unknown, contingent or otherwise, asserted or unasserted, with respect to any of the Purchased Assets or otherwise, and the Wainer Group and its Affiliates shall remain solely responsible for all of their joint or several liabilities, debt or obligations.

         2.8 Technology Mind Transfer. The Wainer Group and each of them agrees to provide full access by Omnis to Dirk Wainer and any other partner, employee, officer, director


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

or consultant of the Wainer Group or Paradigm as reasonably requested by Omnis, during normal business hours and on normal business days, for up to sixty (60) days after the Closing Date, for the purpose of answering inquiries and providing technical and consulting training, services and disclosures related to the Purchased Assets. Such services shall include, but are not limited to, training representatives designated by Omnis in the development and use of the Purchased Assets, and disclosing and discussing key technical information and other know-how related to the Purchased Assets and their structure and development and use. These services shall be rendered at the main offices of Paradigm in Australia or by remote telecommunications or a combination thereof and the Wainer Group shall provide reasonable facilities for any required conferences or meetings. Except for Dirk Wainer, Omnis shall pay the Wainer Group One Hundred Twenty-Five Dollars (US $125) per hour per person for such services as required by Omnis.

Section 3. CONSIDERATION

         In consideration of the sale, assignment, transfer and delivery of the Purchased Assets to Omnis and all of the agreements, covenants and warranties of the Wainer Group provided herein, and subject to the other terms and conditions of this Agreement:

         3.1 Purchase Value. Omnis must pay the Purchase Value to the Wainer Group as follows:

                  (a) An amount equal to One Hundred Twelve Thousand Five Hundred (112,500) Purchase Shares multiplied by the Purchase Per Share Value is to be paid at the Closing; and

                  (b) The balance of the Purchase Value, being an amount equal to Thirty-Seven Thousand Five Hundred (37,500) Purchase Shares multiplied by the Purchase Per Share Value is to be paid when the Development Project is completed and accepted by Omnis in accordance with the terms of Section 3.5 hereof.

                  (c) No fractional shares shall be issued hereunder and all shares shall be rounded down to the nearest whole share.

         3.2 Issuance of Stock. The Wainer Group must:

                  (a) At the Closing, apply that part of the Purchase Value referred to in Section 3.1(a) hereof as the full amount payable by the Wainer Group for the issue of One Hundred Twelve Thousand Five Hundred (112,500) shares of Omnis Common Stock; and

                  (b) If and when the Development Project is completed and accepted by Omnis in accordance with the terms of Section 3.5 hereof, the Wainer Group shall apply that part of the Purchase Value referred to in Section 3.1(b) hereof as the full amount payable by the


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

Wainer Group for the issue of Thirty-Seven Thousand Five Hundred (37,500) shares of Omnis Common Stock;

and Omnis must at such times issue and deliver to the partners of the Wainer Group jointly, all of such Purchase Shares subscribed for under this Section 3.2 and deliver to the Wainer Group a duly issued stock certificate evidencing ownership of those Purchase Shares (which certificate must be registered in the joint names of the partners of the Wainer Group).

         3.3 Royalties. Omnis also shall pay the Wainer Group a royalty ("Royalty") equal to Five Percent (5%) of the Net Proceeds received during the five (5) year period beginning on the Closing Date ("Royalty Period"). No royalties shall be paid on any transaction after the Royalty Period. All Royalty payments shall be computed and paid on a calendar quarterly basis in arrears within forty-five (45) days after the end of each calendar quarter during the Royalty Period, including any final short period; and all payments shall be made to the Wainer Group jointly without any obligation by Omnis to allocate payments among the Group. Omnis also shall submit to the Wainer Group a written report which shall set forth the computation of the Royalties paid together with each Royalty payment. The parties expressly acknowledge that Omnis intends to pursue a support driven revenue structure in the future which may adversely effect its sales and licensing revenues, and therefore may adversely effect the amount of Royalties payable hereunder.

         3.4 Right to Audit. Omnis agrees to keep at its principal place of business customary and accurate records and books of account with respect to the Net Proceeds for a period of three (3) years from the date of the relevant calendar quarter. No more frequently than once per year, representatives of the Wainer Group shall be entitled with reasonable notice and at reasonable times and at their own expense to review the relevant books and records of Omnis at such principal place of business to confirm the accuracy of the Omnis quarterly statements submitted to the Wainer Group .

         3.5 Metamorph Web Version Development.

                  (a) Development Project. The Wainer Group shall develop and deliver to Omnis the Metamorph Web Version in accordance with the Specifications and in accordance with the delivery schedules and other terms set forth in Exhibit E (subject to modification by the mutual agreement of the parties in writing) (collectively the "Development Project"). The Wainer Group shall commence the Development Project immediately upon the Closing and shall exercise its best efforts to complete and deliver the fully functional and completed commercial version of the Metamorph Web Version to Omnis within three (3) months of the Closing, and to otherwise dedicate such programming, management and other resources necessary to meet all applicable schedules. All interim versions or components of the Metamorph Web Version shall be submitted to Omnis every two
(2) weeks during the development period.

                  (b) Defects in Omnis Studio. In the event any defects in the then current commercial release version of Omnis Studio are discovered by the Wainer Group, the Wainer Group will document such defects in writing. Such documentation shall include the nature and severity of such defects and the possible impact or delay caused by such defects on the development and delivery of Metamorph Web which are outside the control of the Wainer Group or Paradigm. Such documentation shall be promptly prepared and forwarded in writing to the Chief Technical Officer of Omnis, and to legal counsel for Omnis and legal counsel for the Wainer Group. In such event Omnis and the Wainer Group each undertake to act in a reasonable and cooperative manner and to exercise their respective best efforts to diligently resolve such defects in the Omnis Studio code. Any dispute as to the cause of any nondelivery of Metamorph Web under the delivery schedules required by Exhibit E hereof shall be subject to alternative dispute resolution as provided more generally by
Section 20 of this Agreement.

                  (c) Reports. The Wainer Group shall provide Omnis with periodic written reports at least fortnightly and otherwise at the reasonable request of Omnis describing the status of the development efforts hereunder, including but not limited to a description of the work performed to date, any problems encountered or anticipated in development and the actual or proposed resolution thereof, and the progress planned, including but not limited to the expected date for the delivery of the Metamorph Web Version software. The Wainer Group shall provide Omnis with immediate notice of any actual or anticipated delays in delivering the Metamorph Web Version.

                  (d) Acceptance Procedures. Upon delivery of each component or version of the Metamorph Web Version to Omnis, Omnis shall test such deliverable to determine its conformance with the applicable Specifications and shall notify the Wainer Group in writing of its acceptance or rejection of such deliverable. The Wainer Group shall provide such Technical Assistance as reasonably required to facilitate such testing. If Omnis rejects any delivered component or version, Omnis shall provide reasons for its rejection with such notice, using its best efforts to do so within ten (10) days, but in no event more than twenty (20) days, after the delivery of the subject component. In such event, the Wainer Group shall promptly correct and replace such rejected deliverable, using its best efforts to do so within ten (10) days, but in no event more than twenty
(20) days, after the receipt of the rejection notice. If the Wainer Group fails to deliver an acceptable corrected or replacement deliverable conforming with the applicable Specifications within twenty (20) days after the receipt of the rejection notice, Omnis shall have the right to terminate the Development Project immediately by written notice to the Wainer Group, in addition to the other rights and remedies of Omnis. Any dispute relating to nonperformance under this Subsection (d) shall be subject to alternative dispute resolution as provided more generally by Section 20 of this Agreement.

                  (e) Full Disclosure. The Wainer Group shall fully disclose and deliver to Omnis each and all of the Developed Technologies, including but not limited to all source code, object code, other computer code, structures, files, libraries, flow charts, diagrams, coding sheets, developer's or programmer's notes, engineering notebooks, specifications, technical information, designs, trade secrets, inventions, ideas, know-how, products, prototypes, processes, technologies, systems, user manuals, reference manuals, support manuals, work product, work papers, test data, and all other components or materials related to or comprising any part of the Metamorph Web Version or other Developed Technologies. Such disclosure and delivery shall be made by the Wainer Group no later than the final delivery date of the

Metamorph Web Version hereunder or the termination date of the Development Project, whichever occurs first.

                  (f) Technical Assistance. Following the final acceptance of the Metamorph Web Version by Omnis, if any, the Wainer Group shall provide Technical Assistance to Omnis upon the reasonable request of Omnis. Such
Technical Assistance shall be provided at the rate of Two Hundred Dollars (US $200) per person-hour. All Technical Assistance provided under this Agreement shall be in a form that would permit a competent engineer to understand and use such Technical Assistance. Omnis shall reimburse the Wainer Group for all reasonable international travel expenses, if applicable, incurred in connection with such Technical Assistance, subject to the prior written approval of Omnis; provided however that Omnis shall not be obligated to pay the Wainer Group for any travel time. Wainer Group employees and agents, while working at Omnis' facilities, shall remain employees and agents of Wainer Group and shall not be deemed to be employees or agents of Omnis, subject to the rights of Omnis as sole owner of the Metamorph Web Version hereunder and as further provided by subsection (j) hereof.

                  (g) Development Fee. In consideration for the work of the Wainer Group and its employees and contractors on the Development Project, Omnis shall pay to the Wainer Group a fee in the amount of Three Thousand Dollars (US $3,000) per week during the period of the Development Project, up to a maximum of Fifty Thousand Dollars (US $50,000) in all events. The Wainer Group shall be responsible for all other fees and expenses incurred in connection with the Development Project.

                  (h) Failure to Complete. In the event that the Wainer Group for whatever reason fails to deliver an acceptable final commercial version of Metamorph Web Version to Omnis within three (3) months of the Closing (or such later delivery date as mutually agreed by the parties, if any), Omnis shall have the unilateral right and option to terminate the Development Project and to undertake completion of the Metamorph Web Version development. Upon such termination, the Wainer Group will not be entitled to any other consideration or payment with respect to the Development Project. If the Development Project is successfully performed and completed as required hereunder, the balance of the Purchase Value referred to in Section 3.1(b) hereof must be paid to the Wainer Group not later than fifteen (15) days after the final acceptance by Omnis of the Metamorph Web Version, further subject to Section 3.2(b) hereof. Any dispute relating to nonperformance under this Subsection (h) shall be subject to alternative dispute resolution as provided more generally by Section 20 of this Agreement.

                  (i) Ownership. The parties agree that each and all of Metamorph Web Version and all other Developed Technologies shall be developed as "works for hire" and shall be owned solely by Omnis as part of the Software as of the date of creation of each component or version thereof. For the avoidance of doubt, the Wainer Group and each of them hereby sells, transfers and assigns, and agrees to sell, transfer and assign, to Omnis all right, title and interest throughout the universe in and to each and all of Metamorph Web Version and all other Developed Technologies to the full extent provided in Section 2 hereof as of the date of creation of each component or version thereof. In order to ensure its compliance with the foregoing the Wainer Group further shall take all steps required to obtain the full assignment and transfer of the rights of any third person or entity (if any) in or to the Metamorph Web Version and all other Developed Technologies. For the further avoidance of doubt, but without admitting any ownership rights of Paradigm, in consideration of the foregoing Paradigm also transfers and assigns to Omnis any and all right, title and interest throughout the universe that Paradigm or its Affiliates may have (if any) in and to each and all of Metamorph Web Version and all other Developed Technologies as of each such date of creation.

                  (j) Work Product. Without limiting the foregoing, for purposes hereof all work developed or produced by any employee or contractor or agent or Affiliate of the Wainer Group (including but not limited to Paradigm) shall be deemed developed or produced by the Wainer Group; and the Wainer Group shall fully indemnify, defend and hold Omnis and its successors and assigns harmless from and any adverse claims of such employee or contractor or agent or Affiliate.

         3.6 Sole Consideration. The Purchase Value, the Royalties and the Development Fee are the sole consideration or compensation of any kind or nature to be paid at any time by Omnis or any other person or entity to the Wainer Group or any Affiliate or other person or entity for or in connection with the Purchased Assets, further subject to the right of Omnis to retain the balance of the Purchase Value referred to in Section 3.1(b) hereof pursuant to this Agreement. Without limiting the foregoing, Paradigm shall not be entitled to any compensation or payments for or in connection with the Purchased Assets.

         3.7 Allocation of Purchase Value; Taxes. All consideration hereunder shall be allocated among the Purchased Assets as determined solely by Omnis. Each party agrees to report the transactions hereunder for federal, state, local and foreign tax purposes in accordance with such allocations. Subject to the foregoing, each party shall be responsible for all of its own tax liabilities arising out the transactions hereunder.

Section 4. THE CLOSING.

         4.1 The Closing. The consummation of the purchase and sale of the Purchased Assets (the "Closing") shall be held at 2 p.m. Melbourne time on the Closing Date at the law offices of Deacons Graham & James, Level 24, 385 Bourke Street, Melbourne, Victoria 3000, Australia. As used in this Agreement, the term "Closing Date" means the later of (a) May 19, 2000, or (b) such other date, if any, as may be mutually agreeable to the parties.

         4.2 Transactions at Closing. At the Closing the following transactions will be conducted:

                  (a) The Wainer Group shall deliver to Omnis the following:

                           (i) All Software and other documentation,  materials,
documents and instruments required by Section 2 of this Agreement;

                           (ii)  Certified  resolutions  of the Wainer Group and
all other corporate or partnership entities comprising part of the Wainer Group, each approving this Agreement and the transactions contemplated herein;

                           (iii) Any other  certifications  of the Wainer  Group
required hereunder; and

                           (iv) The written opinion of legal counsel required by
Section 10.4 hereof.

                  (b) Paradigm shall deliver certified resolutions of Paradigm approving this Agreement and the transactions contemplated herein; and any other certifications of Paradigm required hereunder.

                  (c) Omnis shall deliver to the Wainer Group a duly issued stock certificate evidencing ownership of those Purchase Shares referred to in
Section 3.2(a) hereof, which must be issued in the joint names of the partners of the Wainer Group; and the written opinion of the legal counsel required by
Section 11.4 hereof.

Section 5. REPRESENTATIONS AND WARRANTIES OF THE WAINER GROUP

         The Wainer Group and each of them hereby represents and warrants jointly and severally to Omnis as follows:

                  5.1 Organization, Good Standing and Qualification of The Wainer Group. The Wainer Group is a general partnership duly organized, validly existing and in good standing under the laws of Australia and any other applicable jurisdiction and has all requisite legal power and authority to own, operate and lease its properties and to carry on its business as now being conducted. The Wainer Group has all necessary legal power to enter into this Agreement and to perform its obligations hereunder; and all legal action required to be taken on its part to approve the execution and delivery of this Agreement and the performance of its obligations hereunder has been duly taken. The Wainer Group is qualified to do business, and is in good standing, in each jurisdiction in which the failure to be so qualified or to so be in good standing could have a material adverse impact of any kind on (i) its financial condition, business, business operations or properties, or (ii) its ability to perform any of its obligations under this Agreement or under any related agreement.

                  5.2 Authority. Prior to the Closing Date, each member of the Wainer Group shall have all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Wainer Group and each of them further has the full right, power, legal capacity and authority to enter into, execute, deliver and fully consummate this Agreement and all other required documents or instruments hereunder, both on its own behalf and on behalf of its employees, partners, agents, contractors, Affiliates, related persons or entities, successors and assigns. This Agreement and all other required documents or instruments hereunder have been duly and validly authorized and executed and delivered by the Wainer Group and each of them, and are valid and binding on the Wainer Group and each of them and are enforceable in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies may be subject to the discretion of a court of competent jurisdiction.

         5.3 Intellectual Property.

                  (a) The Wainer Group owns all right, title and interest throughout the universe in or to each of the Purchased Assets.

                  (b) The Wainer Group further has good and marketable title to each and all of the Purchased Assets; and such Assets are being sold, assigned and transferred to Omnis free and clear of any and all Liens. The Wainer Group is in possession of the Purchased Assets. There are no filings in any registry of deeds in any jurisdiction or under the Uniform Commercial Code or similar statute in any jurisdiction or country showing any of the Wainer Group or its Affiliates as debtor which create or perfect or which purport to create or perfect any Lien in or on any of the Purchased Assets.

                  (c) Without limiting the foregoing, as of the Closing none of the Wainer Group nor any Affiliates nor any successors nor assigns thereof nor any other third person or entity shall have or retain any right, title or interest at any time in or to any of the Purchased Assets to any extent, including but not limited to any right or license at any time to apply for or obtain or own any Patent on any Purchased Assets or to Use any of the Purchased Assets or any product or process or technology which uses or incorporates or infringes upon any part of the Purchased Assets; subject only to the limited licenses granted to Paradigm in Section 2.5 of this Agreement and only to the extent of such licenses.

                  (d) Without limiting the representations or warranties of the Wainer Group hereunder or the right of Omnis to rely upon such representations or warranties:

                           (i)  The  Disclosure   Schedule  attached  hereto  as
Exhibit F ("Disclosure Schedule") lists all patents, works of authorship, registered copyrights, registered and unregistered trademarks, trade names and service marks, and any applications therefor related to the Purchased Assets, and specifies, where applicable, the jurisdictions in which each such application, issuance or registration has been filed, including the respective registration or application numbers, together with a list of all software products and an indication as to which, if any, of such software products have been registered for copyright protection with the United States Copyright Office and any foreign offices. The Disclosure Schedule also specifically lists all licenses, sublicenses and material agreements as to which any of the Wainer Group or its Affiliates is a party or pursuant to which any of the Wainer Group or its Affiliates or any other person owns or is licensed or otherwise authorized or obligated with respect to any of the Purchased Assets, and includes the identity of all parties thereto. The Disclosure Schedule also lists any and all persons or entities who have performed any services related to the creation or development of any of the Purchased Assets, and identifies such person or entity's role with the Wainer Group, whether as employee, consultant or otherwise. None of the Wainer Group or any Affiliate is contractually obligated to pay any compensation to any third party related to any of the Purchased Assets at any time.

                           (ii) None of the Wainer Group or any Affiliate is, or
as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder will be, in violation of any license, sublicense or other agreement applicable to any member of the Wainer Group or any Affiliate, nor will such actions entitle any other party to any such license, sublicense or agreement to terminate or modify such license, sublicense or agreement.

                  (e) To the knowledge of each member of the Wainer Group or any Affiliate, no part of the Software or the other Purchased Assets (i) violates or infringes or will violate or infringe on any patent, copyright, or other intellectual property or proprietary rights of any third person or entity under the laws of any jurisdiction, (ii) constitutes or will constitute the unauthorized disclosure or use or misappropriation of any trade secrets or other proprietary or confidential information of any third person or entity, (iii) uses or incorporates the software or technology of any third person or entity, or (iv) is subject to any pending or threatened claims of infringement or misappropriation or any pending or threatened claims challenging the ownership by the Wainer Group or the validity or effectiveness of any of the Purchased Assets.

                  (f) To the knowledge of each member of the Wainer Group or any Affiliate, there has been or is no material unauthorized use, infringement or misappropriation of any of the Purchased Assets by any third party, including but not limited to any employee or former employee of any of the Wainer Group or any Affiliate.

                  (g) No part of the Purchased Assets is subject to any outstanding order, judgment, decree, stipulation or agreement restricting in any manner the licensing or exploitation thereof by any of the Wainer Group or any Affiliate. None of the Wainer Group nor any Affiliate has entered into any agreement to indemnify any other person against any claim or action of infringement or misappropriation relating to any of the Purchased Assets.

                  (h) No employee of any of the Wainer Group or any Affiliate is in material violation of any term of any employment contract (whether written or oral), invention agreement, patent disclosure agreement, proprietary information agreement, non-competition agreement or any other contract or agreement relating to the relationship of any such employee with any of the Wainer Group or any Affiliate. All consultants and employees of any of the Wainer Group or any Affiliate have signed agreements containing proprietary information protective provisions and, where applicable, agreements assigning all rights in any work performed by them to the Wainer Group or such Affiliate. The Software (including but not limited to Metamorph Web Version and the Developed Technologies) is and will be the original work of the Wainer Group and has been either created by employees of the Wainer

Group on a work-for-hire basis or by consultants or contractors who have assigned all rights in such Software to the Wainer Group.

                  (i) The Wainer Group and Affiliates have taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets, know-how, inventions, designs, processes and technical data required to conduct its business. Without limiting the foregoing, no part of the Source Code or any essential structure of the Software has been disclosed to any third person or entity at any time.

         5.4 Metamorph Warranties. Each of the Wainer Group further represents, warrants and covenants that:

                  (a) The Software shall be fully functional for the purposes designed; and otherwise shall be substantially free from defects in workmanship, design or reproducible programming errors as of the Closing and for a period of ninety (90) days thereafter.

                  (b) The Metamorph Web Version and other Developed Technologies shall be fully functional for the purposes designed; shall fully conform with the Specifications; and shall be substantially free from defects in workmanship, design or reproducible programming errors as of the date of final delivery to Omnis and for a period of ninety (90) days thereafter.

                  (c) None of the Software (including but not limited to the Metamorph Web Version and other Developed Technologies) shall contain any virus, trojan horse, worm, malicious code or other feature that allows any such items to be accessed, modified or disabled by unauthorized persons.

         5.5 Material Adverse Effect. To the knowledge of each of the Wainer Group, the Wainer Group jointly and severally has fully advised Omnis of all material matters involving the financial condition, operations, properties or industry of the Wainer Group and its Affiliates. Each of Dirk Wainer, Shirley Wainer, Dennis Janossich and Joseph Bernard, being the principal officers and senior management of the Wainer Group, further represent and warrant that to their own knowledge they have provided Omnis with all information that they believe could reasonably have a materially adverse effect on the Purchased Assets or on any of the Wainer Group or Affiliates or on the right or capacity of any of the Wainer Group or its Affiliates to perform all of its obligations hereunder.

         5.6 Other Contracts. None of the Wainer Group or its Affiliates is or shall be prevented from entering into this Agreement with Omnis and from fully performing all of their obligations hereunder as a result of any legal or contractual restrictions or prohibitions. Without limiting the foregoing, none of the Wainer Group or its Affiliates are jointly or severally a party to or subject to:

                  (a) Any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement, promissory note or other agreement or instrument relating to or evidencing indebtedness for borrowed money or the extension of credit or subjecting any of the Purchased Assets to any Lien;

                  (b) Any agreement of indemnification or guaranty of any indebtedness;

                  (c) Subject to Subsection (d) hereof, any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the business of any of the Wainer Group or its Affiliates, not specifically disclosed in Exhibit F (Disclosure Schedule);

                  (d) Any agreement, contract or commitment relating to the licensing or disposition or acquisition of the Purchased Assets or any part thereof, not specifically disclosed in Exhibit F (Disclosure Schedule);

                  (e) Any distribution, joint marketing or development agreement related to any of the Purchased Assets; or

                  (f) Any agreement pursuant to which any of the Wainer Group or its Affiliates has granted or may grant in the future, to any person or entity other than Omnis, a source code license or option or other right to use or acquire the Source Code or any other source code included in the Purchased
Assets (including but not limited to the Metamorph Web Version or other Developed Technologies).

         5.7 Purchased Contracts. Each of the Purchased Contracts is valid and binding on the Wainer Group or relevant member or Affiliate thereof and on each of the other parties to such contracts (including but not limited to any employer or contractor invention assignment agreements), and is in full force and effect. Neither the Wainer Group nor any other party thereto has breached, and the Wainer Group is not aware of any facts which would lead it to believe that the Wainer Group or any other party has breached any provision of, or is in default under the terms of, any such Purchased Contract. To the knowledge of each of the Wainer Group or its Affiliates, no party to any such Purchased Contract intends to cancel, withdraw, modify or amend such Purchased Contract; provided however that that certain Letter of Engagement between the Wainer Group and Paradigm dated July 1, 1997 shall be terminated and superseded by this Agreement as of the Closing.

         5.8 Compliance with Laws. The Wainer Group has complied with, and is not in violation of, any applicable statutes, laws or regulations affecting its properties or the operation of its business, the violation of which could have a material adverse impact on its properties or assets, including but not limited to the Purchased Assets.

         5.9 No Litigation. There is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation threatened or, to knowledge of each of the Wainer Group or its Affiliates, pending, against or affecting any of the Wainer Group or its Affiliates, or any of their respective business, assets, or financial condition, including but not limited to the Purchased Assets.

         5.10 Tax Returns and Audits. Within the times and in the manner prescribed by law, each of the Wainer Group and its Affiliates has filed all tax returns, or valid extensions required by law and has paid all taxes, assessments, and penalties due and payable. There are no present or threatened disputes as to taxes of any nature payable by any of the Wainer Group or its Affiliates.

         5.11 Documents Delivered. Each copy of any agreement, contract or other instrument which is identified in Exhibit F (Disclosure Schedule) or is delivered by any of the Wainer Group or its Affiliates or its counsel to Omnis (or to its counsel or representatives), whether before or after the execution of this Agreement, is a true and correct copy of the original thereof and has not been amended, canceled or otherwise modified, except as set forth in the Disclosure Schedule.

         5.12 Full Disclosure. No representation or warranty made by any of the Wainer Group or its Affiliates in this Agreement, nor any materials or schedule or exhibit prepared and furnished or to be prepared and furnished by any of the Wainer Group or its Affiliates or their representatives pursuant hereto or in connection with the transactions contemplated hereby, or any information supplied in connection with any solicitation of approval of the transaction by any of the Wainer Group or its Affiliates, when taken as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

         5.13 No Claims. None of the Wainer Group or any Affiliate has any knowledge of the existence of any claim or action or cause of action of any nature by such person or entity against Omnis or any Affiliate of Omnis, other than as materially disclosed in writing to Omnis prior to the Closing as part of Exhibit F (Disclosure Schedule).

         5.14 Brokers' and Finders' Fees. None of the Wainer Group or any Affiliate has incurred, nor will any of the Wainer Group or Affiliate incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby; and the Wainer Group shall fully indemnify, defend and hold Omnis harmless from any such liabilities or claims.

         5.15 Effective Dates. The representations and warranties of the Wainer Group or its Affiliates or any of them set forth in this Agreement and in any written statement delivered by the Wainer Group or its Affiliates or any of them under this Agreement are true in all material respects as of the date of this Agreement and further shall be true in all material respects on and as of the Closing Date as though made at that time; and as to the Metamorph Web Version and other Developed Technologies shall further be true in all material respects on and as of the date of final delivery of such software and technologies to Omnis; further subject to the 90-day warranties provided by Section 5.4 hereof.

Section 6. PARADIGM REPRESENTATIONS AND WARRANTIES

         Paradigm hereby represents and warrants and covenants to Omnis as follows:

         6.1 Organization and Standing. Paradigm is a corporation duly organized, validly existing and in good standing under the laws of Australia, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted.

         6.2 Authority; Other Contracts.

                  (a) On and as of the Closing Date, Paradigm shall have all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Paradigm and constitutes its valid and legally binding agreement and obligation and is enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies may be subject to the discretion of a court of competent jurisdiction.

                  (b)  Paradigm  is  not  prevented   from  entering  into  this
Agreement and from fully performing all of its obligations hereunder as a result of any legal or contractual restrictions or prohibitions.

         6.3 No Ownership or Right to Compensation. Paradigm does not have and will not have any right, title or interest in or to any of the Purchased Assets to any extent at any time, subject only to the limited licenses granted to Paradigm in Section 2.5 hereof and only to the extent of such licenses. Paradigm does not have and will not have any right to receive any part of the Purchase Shares or Royalties or Development Fee at any time; and Paradigm is not contractually obligated to pay any compensation to any third party related to any of the Purchased Assets at any time.

         6.4 Purchased Assets. To the knowledge of Paradigm, no person or entity other than the Wainer Group owns any right, title or interest in or to any of the Purchased Assets to any extent.

         6.5 Certain Agreements. No employee of Paradigm is in material violation of any term of any employment contract (whether written or oral), invention agreement, patent disclosure agreement, proprietary information agreement, non-competition agreement or any other contract or agreement relating to the relationship of any such employee with Paradigm. All consultants and employees of Paradigm have signed agreements containing proprietary information protective provisions and, where applicable, agreements assigning all rights in any work performed by them to Paradigm. Paradigm has taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets, know-how, inventions, designs, processes and technical data required to conduct its business.

         6.6 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required in connection with the valid execution and delivery of this Agreement by Paradigm or the consummation of the transactions contemplated hereby by Paradigm.

         6.7 No Litigation. There is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation threatened or, to the knowledge of Paradigm, pending, against or affecting Paradigm or its business, assets, or financial condition.

         6.8 Tax Returns and Audits. Within the times and in the manner prescribed by law, Paradigm has filed all tax returns, or valid extensions required by law and has paid all taxes, assessments, and penalties due and payable. There are no present or threatened disputes as to taxes of any nature payable by Paradigm.

         6.9 Disclosure. No representation or warranty made by Paradigm in this Agreement or any material provided to Omnis hereunder contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

         6.10 No Claims. Paradigm has no knowledge of the existence of any claim or action or cause of action of any nature by such person or entity against Omnis or any Affiliate thereof, other than as materially disclosed in writing to Omnis prior to the Closing.

         6.11 Brokers' and Finders' Fees. Paradigm has not and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         6.12 Effective Dates. The representations and warranties of Paradigm set forth in this Agreement and in any written statement delivered by Paradigm under this Agreement are true in all material respects as of the date of this Agreement, and further shall be true in all material respects on and as of the Closing Date as though made at that time.

Section 7. OMNIS REPRESENTATIONS AND WARRANTIES

         Omnis represents and warrants to the Wainer Group as follows:

         7.1 Organization and Standing. Omnis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted.

         7.2 Authority; Other Contracts.

                  (a) On and as of the Closing Date, Omnis shall have all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Omnis and constitutes its valid and legally binding agreement and obligation and is enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies may be subject to the discretion of a court of competent jurisdiction, and further subject to restrictions imposed by applicable securities laws.

                  (b) Omnis is not prevented from entering into this Agreement with the Wainer Group and Paradigm and from fully performing all of its obligations hereunder as a result of any legal or contractual restrictions or prohibitions, subject to restrictions imposed by applicable securities laws.

         7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required in connection with the valid execution and delivery of this Agreement by Omnis or the consummation of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, qualifications or filings as may be required under applicable securities laws and the laws of any foreign country.

         7.4 Issuance of Shares. The issuance of the shares of Omnis Purchase Shares, as provided in this Agreement, will have been duly authorized as of the Closing Date. Such shares, upon the delivery of certificates representing the same in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, free of any liens or encumbrances, other than the obligations of and restrictions imposed on the Wainer Group under this Agreement and other than the restrictions imposed by applicable securities laws.

         7.5 Disclosure. No representation or warranty made by Omnis in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

         7.6 No Claims. Neither Omnis nor any Affiliate has any knowledge of the existence of any claim or action or cause of action of any nature by such person or entity against any of the Wainer Group or any Affiliate thereof, other than as materially disclosed in writing to the Wainer Group prior to the Closing.

         7.7 Brokers' and Finders' Fees. Omnis has not and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         7.8 Effective Dates. The representations and warranties of Omnis set forth in this Agreement and in any written statement delivered by Omnis under this Agreement are true in all material respects as of the date of this Agreement, and further shall be true in all material respects on and as of the Closing Date as though made at that time.

Section 8. OBLIGATIONS BEFORE CLOSING

         8.1 Conduct of Business of the Wainer Group and Affiliates. Except as expressly contemplated by this Agreement, during the period from the date of this Agreement and the Closing Date, the Wainer Group shall preserve intact and not encumber the Purchased Assets. The Wainer Group shall promptly notify Omnis of any event which could have a material adverse effect on the condition of the Purchased Assets. Without limiting the foregoing, the Wainer Group or any Affiliate or any of them shall not without the prior written consent of Omnis (which consent may be withheld in its sole discretion):

                  (a) Sell, assign, dispose of, license, sublicense or otherwise transfer to any person or entity any rights to the Purchased Assets;

                  (b) Disclose any part of the Proprietary Information with or without consideration to the public, or to any third person or entity without first entering into a legally enforceable nondisclosure and nonuse agreement regarding such Information that preserves the confidential and proprietary nature of such Information consistent with the intended rights and benefits being purchased by Omnis hereunder;

                  (c) Violate, amend or otherwise modify the terms of any of the Purchased Contracts;

                  (d) Commence a lawsuit other than for the normal collection of accounts;

                  (e) Incur any indebtedness or guarantee any such indebtedness, or issue or sell any debt securities or guarantee any debt securities of others;

                  (f) Engage in any activities or transactions that are outside the ordinary course of its business consistent with past practice;

                  (g) Fail to pay or otherwise satisfy its obligations as they become due, except such as are being contested in good faith;

                  (h) Take, or agree (in writing or otherwise) to take, any action which would make any of the representations or warranties or covenants of any of the Wainer Group or Paradigm contained in this Agreement untrue or incorrect in any material respect.

         8.2 Access to Information. Each party ("Disclosing Party") shall provide to the other party ("Requesting Party"), and to the accountants, legal counsel and other representatives of such other party, reasonable access, during normal business hours and upon reasonable prior notice during the period from the date of this Agreement until the Closing Date, to (i) all of the properties, books, contracts, commitments and records of the Disclosing Party, and (ii) all other information concerning the business, properties and personnel of the Disclosing Party as the Requesting Party may reasonably request. All such information shall be deemed the confidential information of the Disclosing Party and shall be subject to the nondisclosure and nonuse provisions of Section 12 hereof. No information or knowledge obtained in any investigation pursuant hereto shall affect or be deemed to modify any representation or warranty or covenant of the Disclosing Party contained herein or any condition to the obligations of the parties to consummate the transactions contemplated by this Agreement.

         8.3 Approvals. Each of the partners of the Wainer Group hereby fully consents to this Agreement and the terms hereof and the transactions contemplated by this Agreement. Paradigm shall obtain approval of its Board of Directors, and to the extent required by applicable law, if any, Paradigm shall obtain shareholder approval to this Agreement and the transactions contemplated hereby prior to the Closing.

         8.4 Breach of Representations, Warranties or Covenants.

                  (a) None of the Wainer Group or any Affiliate shall take, or fail to take, any action which from the date of this Agreement through the Closing would cause or constitute a breach of any of its representations, warranties or covenants set forth in this Agreement or which would from the date of this Agreement through the Closing cause any of such representations or warranties to be inaccurate. In the event of, and promptly after becoming aware of, the occurrence of or the pending or threatened occurrence of any such event, the Wainer Group or its Affiliate shall give detailed written notice thereof to Omnis and shall use its best efforts to prevent or promptly remedy such breach or inaccuracy.

                  (b) Omnis shall not take, or fail to take, any action which from the date of this Agreement through the Closing would cause or constitute a breach of any of its representations, warranties or covenants set forth in this Agreement or which would from the date of this Agreement through the Closing cause any of such representations or warranties to be inaccurate. In the event of, and promptly after becoming aware of, the occurrence of or the pending or threatened occurrence of any such event, Omnis shall give detailed written notice thereof to Omnis and shall use its best efforts to prevent or promptly remedy such breach or inaccuracy.

         8.5 Consents. The Wainer Group shall use its best efforts to obtain all necessary consents, waivers and approvals under any of the Wainer Group or Affiliate agreements, contracts or licenses in connection with the transactions contemplated by this Agreement.

         8.6 Best Efforts. Each of the parties to this Agreement shall use its best efforts to effect the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement.

         8.7 Public Announcements. Each party will consult in advance with the other concerning the timing and content of any announcements, press releases and public statements concerning the transactions contemplated by this Agreement, and shall not make any such announcement, release or statement without the consent of the other party.

         8.8 Other Obligations. Each of the parties also shall fully perform and discharge its other obligations required to be performed prior to or as of the Closing pursuant to the other provisions of this Agreement.


Section 9. SECURITIES ACT COMPLIANCE;
           REPRESENTATIONS; AND RESTRICTIONS ON TRANSFER.

         9.1 Purchase Entirely for Own Account. Each of the Wainer Group further represents and warrants that the Purchase Shares are being acquired by them for their own accounts for investment and not with a view to, or for resale in connection with, any distribution of such securities; and that no other person will have any direct or indirect beneficial interest in or right to any of such stock. Each of the Wainer Group further represents and warrants that it does not have any agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such stock.

         9.2 Disclosure of Information. The Wainer Group acknowledges it has received all the information it considers necessary or appropriate for deciding whether to be issued the Purchase Shares hereunder. The Wainer Group further represents and warrants that it has had an opportunity to ask questions and receive answers from Omnis regarding the terms and conditions of the offering of the Purchase Shares and the business, properties, prospects and financial condition of Omnis.

         9.3 Investment Experience. The Wainer Group and each of them acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Purchase Shares. The Wainer Group also represents it has not been organized for the purpose of acquiring the Purchase Shares. Each of the Wainer Group recognizes that an investment in such stock is subject to material risk.

         9.4 Restricted Securities. The Wainer Group understands that the Purchase Shares being issued are considered "restricted securities" under the United States federal securities laws since such stock is being acquired from Omnis in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, the Wainer Group represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed hereby and by the Securities Act. In addition, the Wainer Group acknowledges and agrees that the Purchase Shares have not been registered or qualified under the laws of any state and that issuance of such stock may be conditioned on compliance with such laws. Omnis shall have no obligation to register or qualify the Purchase Shares with the SEC or any state securities agency at any time; provided however that the Wainer Group shall have the specific "piggyback" registration rights set forth in Exhibit G attached hereto and made a part hereof.

         9.5 Further Limitations on Disposition. Without limiting the other provisions of this Section 9, and subject at all times to applicable securities laws, the Wainer Group further agrees not to make any disposition of any of the Purchase Shares until six (6) months after the receipt thereof. In addition, the Wainer Group further agrees not to make any disposition of all or any portion of the Purchase Shares unless and until the transferee has agreed in writing for the benefit of Omnis to be bound by this Section 9, provided and to the extent this Section is then applicable, and either:

                  (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, and the proposed disposition of the Purchase Shares has been registered or qualified under applicable state securities laws; or

                  (b) The Wainer Group (i) shall have notified Omnis of the proposed disposition and shall have furnished Omnis with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by Omnis, the Wainer Group shall have furnished Omnis with an opinion of counsel, reasonably satisfactory to Omnis that such disposition will not require registration of such shares under the Securities Act and applicable state securities laws. It is agreed that Omnis will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

         9.6 Permitted Transfers. Notwithstanding the limitations of Section 9.5 hereof but subject at all times to applicable securities laws, this Agreement shall not prohibit the Wainer Group from transferring up to an aggregate of Eighteen Thousand Seven Hundred Fifty (18,750) shares of the Purchase Shares in one or more transactions at any time after ninety (90) days from the Closing Date. As a condition precedent to any such transfer, each transferee shall sign and deliver to Omnis an undertaking by which it agrees to be directly bound by all of the restrictions set forth in this Section 9.

         9.7 Underwriter Lock-Up. In connection with any registration of shares of Common Stock under the Securities Act for sale to the public, each of the Wainer Group agrees that it will not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Purchase Shares for a period designated by Omnis and the Omnis' underwriter in writing to the Wainer Group, which period shall not last more than 180 days after the effective date of the relevant registration statement. Notwithstanding the foregoing, to the extent that the Wainer Group shall enter into an underwriting agreement that contains provisions covering one or more issues subject to this Section, the provisions contained in such underwriting agreement shall control as to the party or parties so entering into such underwriting agreement.

         9.8 Legends. It is understood that the certificates evidencing the Purchase Shares or any substitute therefor may bear one or all of the following legends or their substantial equivalent:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE,
PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT".

                  (b)  Any  legend   required  by  the  laws  of  the  State  of
California, including any legend required by the California Department of Corporations or the applicable provisions of the California Corporations Code.

         9.9 Further Representations by Foreign Investors. The Wainer Group hereby represents and warrants that it has satisfied itself as to the full observance of the laws of Australia and any jurisdiction within Australia in connection with any offer or right to subscribe for the Purchase Shares or the issuance of such stock or other rights under or use of this Agreement, including but not limited to (i) the legal requirements within such jurisdictions for the purchase and issuance of the Purchase Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other permits or consents that may need to be obtained; (iv) any and all income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Purchase Shares; and (v) whether the Wainer Group subscription and payment for, and its continued beneficial ownership of the Purchase Shares, will or will not violate any applicable securities or other laws of such jurisdictions. Omnis shall have no obligation to obtain any permit or consent or otherwise comply with the laws of such jurisdictions in connection with the offer to subscribe for or any issuance or ownership of the Purchase Shares, whether now or in the future.

         9.10 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PARTIES OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY THE APPLICABLE PROVISION OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE

EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS EXEMPT UNDER SUCH LAWS.

         9.11 No Insider Trading. The Wainer Group and Paradigm each agree that they shall not engage in any sales or purchases of Omnis Common Stock (a) prior to the public announcement of this Agreement and the transactions contemplated hereby, or (b) during any period such person or entity possesses material nonpublic information relating to Omnis. Each of the Wainer Group and Paradigm further (i) shall not disclose any material nonpublic information relating to Omnis to any other person (including but not limited to family members) where such information may be used by such person to profit by trading in any Omnis securities, or (ii) make recommendations or express opinions on the basis of such material nonpublic information as to trading in any Omnis securities. All such material nonpublic information shall be part of the Confidential Information of Omnis hereunder. The Wainer Group and Paradigm each acknowledges that trading in Omnis securities based on material nonpublic information is a violation of United States federal securities laws, and may subject the violator to severe civil and criminal penalties.

Section 10. CONDITIONS PRECEDENT TO PERFORMANCE BY OMNIS

         The obligations of Omnis to be performed under this Agreement are subject to the satisfaction at the Closing, of all of the following conditions. Omnis may waive any or all of these conditions in writing; provided however that no such waiver of a condition shall constitute a waiver by Omnis of any of its other rights or remedies, at law or in equity, if the Wainer Group or Paradigm shall be in default of any of their respective representations, warranties or covenants under this Agreement or any related agreement or instrument.

         10.1 Accuracy of the Wainer Representations and Warranties. All respective representations and warranties by the Wainer Group and Paradigm in this Agreement or in any written statement delivered by any of the Wainer Group or Paradigm under this Agreement shall be true in all material respects on and as of the Closing Date as though made at that time.

         10.2 Approvals. This Agreement and each of the transactions contemplated hereby and each of the obligations of the parties hereunder, shall have been lawfully approved by (i) the partners of The Wainer Group; (ii) the board of directors of Paradigm; and (iii) to the extent required by applicable law, if any, by the shareholders of Paradigm.

         10.3 Performance. Each and all of the Wainer Group and Paradigm shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by any of the Wainer Group or Paradigm on or prior to the Closing Date; and such persons shall not have breached or violated any of such provisions.

         10.4 Opinion of the Wainer Group Counsel. Omnis shall have received from Kenyons, counsel for the Wainer Group, an opinion dated as of the Closing Date, in form and substance satisfactory to Omnis and its counsel, that under the laws of Australia and any applicable jurisdiction:

                  (a) Paradigm is a corporation duly organized, validly existing and in good standing under the laws of Australia and other applicable jurisdiction and has all necessary corporate power to enter into this Agreement and to perform its obligations hereunder; and all corporate action required to be taken on its part to approve the execution and delivery of this Agreement and the performance of its obligations hereunder has been duly taken.

                  (b) The Wainer Group is a general partnership duly organized, validly existing and in good standing under the laws of Australia and other applicable jurisdiction and has all necessary legal power to enter into this Agreement and to perform its obligations hereunder; and all legal action required to be taken on its part to approve the execution and delivery of this Agreement and the performance of its obligations hereunder has been duly taken.

                  (c) The Wainer Group and Paradigm and each of them further has the full right, power, legal capacity and authority to enter into, execute, deliver and fully consummate this Agreement and all other required documents or instruments hereunder.

                  (d) This Agreement and all other required documents or instruments hereunder have been duly and validly authorized and executed and delivered by the Wainer Group and Paradigm and each of them, and are valid and binding on the Wainer Group and Paradigm and each of them and are enforceable in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies may be subject to the discretion of a court of competent jurisdiction.

                  (e) Except as set forth in Exhibit F (Disclosure Schedule), such counsel has no actual knowledge of (i) any suit, action, arbitration, or legal, administrative or other proceeding or investigation pending or threatened in any jurisdiction against or affecting any of the Wainer Group or any Affiliates or their respective businesses or properties or financial or other condition, including but not limited to any of the Purchased Assets; or (ii) any infringement or misappropriation by any of the Wainer Group or any Affiliate of any intellectual property rights of any third person to the extent relevant to any of the Purchased Assets; or (iii) any matter or condition that would render any representation or warranty of any of the Wainer Group or Paradigm untrue as of the relevant date in any material respect.

                  (f) Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute (i) a default, or an event that would with notice or lapse of time or both constitute a default under, or (ii) a violation or breach of, the organizing or governing instruments of any Wainer Group or any Affiliates, or any agreement, license, franchise, mortgage, instrument or other undertaking to which any of the Wainer Group or Affiliates is a party, or by which any of the Wainer Group or Affiliates may be bound that is known to counsel, and not disclosed in Exhibit F (Disclosure Schedule).

         10.5 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

         10.6 Consents. All necessary agreements and consents of any parties to the consummation of the transactions contemplated by this Agreement and any related agreement or instrument, or otherwise pertaining to such matters, shall have been obtained by the Wainer Group and delivered to Omnis.

         10.7  Approval  of  Documentation.   The  form  and  substance  of  all
certificates, instruments, opinions and other documents delivered to Omnis under this Agreement shall be reasonably satisfactory to Omnis and its counsel.

         10.8 Condition of Purchased Assets. The Purchased Assets shall not have been materially or adversely affected in any manner.

         10.9 Certification by the Wainer Group and Paradigm. Omnis shall have received a certificate, dated as of the Closing Date and signed and verified by an authorized officer of Paradigm and each of the partners of the Wainer Group, certifying, in such detail as Omnis and its counsel may reasonably request, that each and all of the foregoing conditions of Section 10.1 through Section 10.8 have been fulfilled.

         10.10 Patentability of the Metamorph Software. The Software shall be qualified for the issuance of a valid and enforceable Letters Patent by the United States Patent and Trademark Office under United States law as to one or more essential element of such Software, in the reasonable opinion of counsel for Omnis.

Section 11. CONDITIONS PRECEDENT TO THE WAINER GROUP PERFORMANCE

         The obligations of the Wainer Group to sell and transfer the Purchased Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions. The Wainer Group may waive any or all of these conditions in writing; provided however that no such waiver of a condition shall constitute a waiver by the Wainer Group of any of its other rights or remedies, at law or in equity, if Omnis shall be in default of any of its representations, warranties or covenants under this Agreement or any related agreement or instrument.

         11.1 Accuracy of Omnis Representations And Warranties. All representations and warranties by Omnis contained in this Agreement or in any written statement delivered by Omnis under this Agreement shall be true on and as of the Closing as though such representations and warranties were made on and as of that date.

         11.2 Omnis Performance. Omnis shall have performed and complied with all covenants and agreements, and satisfied all conditions that Omnis is required by this Agreement to perform, comply with or satisfy, before or at the Closing.

         11.3 Omnis Corporate Approval. Omnis shall have received corporate authorization and approval for the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill the obligations of Omnis to be performed under this Agreement on or before the Closing Date.

         11.4 Opinion of Omnis Counsel. The Wainer Group shall have received from Morrison & Foerster, LLP, counsel for Omnis, an opinion dated the Closing Date, in form and substance satisfactory to Omnis and its counsel, that:

                  (a) Omnis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power to enter into this Agreement and to perform its obligations hereunder; and all corporate action required to be taken on its part to approve the execution and delivery of this Agreement and the performance of its obligations hereunder has been duly taken.

                  (b) Under the laws of the State of California, this Agreement has been duly and validly authorized and executed and delivered by Omnis, and is valid and binding on Omnis and enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies may be subject to the discretion of a court of competent jurisdiction, and further subject to restrictions imposed by applicable securities laws.

Section 12. OBLIGATIONS AFTER THE CLOSING

         12.1 Access to Records. From and after the Closing, the Wainer Group and Paradigm each shall allow Omnis and its counsel, accountants and other representatives, such access to records which after the Closing are in the custody or control of the Wainer Group or its Affiliates (as the case may be) as Omnis reasonably requires in order to comply with its obligations under the law or under any contracts assumed by Omnis pursuant to this Agreement. The Wainer Group and Paradigm further agrees to deliver to Omnis all additional documents that Omnis may reasonably request to evidence any ownership of the Purchased Assets (including but not limited to non-disclosure agreements, employee agreements, and agreements with the Wainer Group consultants by which such consultants transferred their rights to the Wainer Group).

         12.2 Further Assurances. The Wainer Group and Paradigm each agrees both prior and after the Closing (a) to use all reasonable efforts to take, or cause to be taken, all actions necessary or proper or advisable to consummate and make effective the transactions contemplated by this Agreement; (b) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out or perfect any of the transactions contemplated hereunder; and (c) to reasonably cooperate with Omnis in connection with the foregoing.

         12.3 Exclusivity. In order for Omnis to obtain the full benefits of exclusive ownership of the Software following the Closing, each of Paradigm and the Wainer Group on their own behalf and on behalf of their respective Affiliates, successors and assigns agrees to not manufacture or sell or license or otherwise distribute or transfer any software similar to the Software or any material component of the Software in any territory for a period of five (5) years from the Closing, other than for Omnis or its successors or assigns. These limitations shall not supersede and shall be in addition to all other rights and remedies of Omnis hereunder.

         12.4 Confidentiality.

                  (a) From and after the date of this Agreement, each of the Wainer Group and Paradigm and their respective Affiliates shall maintain each and all of the Confidential Information as confidential and secret; and shall not disclose or cause the disclosure of any of the Confidential Information at any time to any third person or entity for any purpose and shall undertake all steps reasonably necessary to prevent such disclosure. Each of the Wainer Group and Paradigm and their respective Affiliates further shall not use such Confidential Information at any time for any purpose; and agrees that all of their respective employees, contractors and agents shall be fully bound by these restrictions and that said party shall liable for any breach by such person.

                  (b) These confidentiality and nondisclosure restrictions shall not apply to information which is or becomes generally and readily known to the public after the date of this Agreement other than as a result of a breach or violation of the terms hereof by any of the Wainer Group or Paradigm or any Affiliate thereof or any employee, contractor or agent thereof; or is required to be disclosed by involuntary process of law; or is specifically approved for disclosure by the prior written consent of Omnis in its sole discretion. The Wainer Group or Paradigm shall have the burden of establishing the applicability of any of the foregoing exceptions.

                  (c) For these purposes "Confidential Information" collectively means any and all technical or engineering information, source codes, know-how, data, designs, plans, trade secrets, inventions, concepts, products, processes, formulas, works in process, systems, technologies or applications and any other confidential or proprietary information of Omnis, including but not limited to the Proprietary Information as of and at all times following the Closing; and the Proprietary Information prior to and through the Closing. Without limiting the foregoing, no part of the Source Code or any essential structure of the Software shall be disclosed by any of the Wainer Group or Paradigm or their respective Affiliates to any third person or entity from and after the date of this Agreement.

Section 13. COSTS AND EXPENSES

         Except as provided herein, each of the parties shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement. Each Party shall bear its own income, sales, use, value added or other taxes in connection with carrying out the transactions contemplated by this Agreement; provided however that the Wainer Group shall be solely responsible for all valued added or related taxes under the laws of Australia or any jurisdiction within Australia.

Section 14. PARTIES; ASSIGNMENT

         14.1 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is any provision in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

         14.2 Assignment. In addition to the other limitations set forth in this Agreement, no party shall have the right to assign or transfer any of its rights or obligations under this Agreement without the written consent of the other party, which consent may be withheld in the sole discretion of such other party; provided however that a party shall have the right to assign and transfer its rights and obligations under this Agreement to a third person or entity ("Transferee") as part of the bonafide merger or consolidation or acquisition of all or substantially all of the assets of such party with or by such Transferee, provided further that (i) no party shall have any right of assignment and transfer prior to the Closing under any circumstances, (ii) no assignment or transfer shall release a party from any obligation or liability hereunder, and (iii) in the case of any proposed assignment or transfer by Paradigm or any of the Wainer Group, the Transferee shall not be a direct competitor of Omnis or its successor in the field of computer software and shall not be affiliated or related to any such direct competitor.

         14.3 Binding Effect. Subject to the foregoing restrictions on assignment, this Agreement shall be binding on and shall inure to the benefit of the parties and their respective parents, subsidiaries, affiliates, officers, directors, employees, agents, representatives, owners, shareholders, partners, heirs, devisees, spouses, legal representatives, successors and assigns, further subject to the restrictions hereunder on transfer of the licenses granted to Paradigm and transfer or encumbrance of any of the Purchased Assets by any of the Wainer Group or any Affiliate at any time on or prior to the Closing.

Section 15. FORCE MAJEURE

         No party shall be deemed in default in the performance of its obligations under the Agreement to the extent such performance is temporarily and materially prevented or delayed because of war, hostilities, riots, civil commotion, epidemic, earthquake, accident, fire, wind, flood or any other act of God, or by the order of any court or governmental authority of competent jurisdiction pursuant to any proceeding not initiated by such party or any Affiliate, provided that prompt notice of such force majeure shall given by such party to each other party, followed within a reasonable period of time by written confirmation. In such event the noticing party shall be temporarily relieved of its obligations during the period of such event to the extent its performance is prevented by such event; provided however that if any such period of force majeure exceeds ninety (90) days, the affected party may then terminate this Agreement immediately for cause by written notice in its sole discretion; provided further that if such event of force majeure shall materially and adversely affect the fundamental rights of Omnis intended by this Agreement, Omnis also shall have the unilateral right to rescind this Agreement by written notice in its sole discretion following said ninety-day period.

Section 16. TERMINATION AND REMEDIES

         16.1 Defaults Permitting Termination. Either Omnis on the one hand or the Wainer Group acting jointly on the other hand ("Notice Party") may terminate this Agreement for cause by written notice to the other party ("Defaulting Party") in the event the Defaulting Party breaches or violates any material term or condition or representation or warranty of this Agreement; provided that said notice clearly identifies the alleged breach or violation and provided further that the Defaulting Party shall have thirty (30) days from the date of said notice from the Notice Party to fully cure any claimed breach or violation. If the claimed breach or violation is fully cured by the Defaulting Party within the 30-day cure period, no breach or violation of this Agreement shall be deemed to have occurred. If any claimed breach or violation is not cured within the 30-day cure period, then upon expiration of said period this Agreement shall terminate. Notwithstanding the foregoing, the right to cure shall not be applicable to a series of related material breaches.

         16.2 Survival of Covenants, Representations, Etc. All covenants, representations or warranties of a party hereto, whether contained in this Agreement or any Exhibit, and any and all claims or causes of action arising hereunder, shall survive the Closing and the termination of this Agreement and shall not terminate until the expiration of the relevant statute of limitations. Without limiting the foregoing and in addition thereto, any termination of this Agreement by Omnis as the result of the material breach (if any) of another party to this Agreement shall not affect the exclusive ownership of the Purchased Assets by Omnis pursuant to Section 2 hereof. No investigation made by any party at any time shall limit the covenants, representations and warranties of the parties to any extent.

         16.3 Indemnification.

                  (a) Each party ("Indemnifying Party") shall fully indemnify, hold harmless and defend each other party and its Affiliates, successors and assigns from and against any and all claims, actions, causes of action, liabilities, losses, damages, judgments and costs arising from or related to any breach or violation of this Agreement by such Indemnifying Party, whether or not caused in whole or in part by the negligence of the Indemnifying Party or indemnified person or entity. The foregoing right of indemnity shall be in addition to the other rights and remedies of the indemnified party hereunder.

                  (b) In  the  event  that  Omnis  or  any  of  its  Affiliates, licensees, successors or assigns (collectively "Omnis Parties") are held by the final judgment of a court of competent jurisdiction in a contested proceeding to be liable for any damages or liabilities or other obligations of any kind or are materially prohibited or restricted from using or distributing any material part of the Software or other Purchased Asset based on any claim that the Software or any other Purchased Asset infringes on or misappropriates any patent, copyright, trade secret, proprietary information or other legally enforceable intellectual property right of any third party in any jurisdiction (collectively "Infringement Obligations"), whether or not caused in whole or in part by the negligence of the Wainer Group or any indemnified person or entity, then the Wainer Group shall jointly and severally indemnify and hold harmless each of the Omnis Parties from and against such Infringement Obligations; provided however that such indemnity shall be limited to Fifty Percent (50%) of the aggregate fair market of all of the Purchase Shares hereunder, with such fair market value of such Shares being the lesser of the fair market value of such Shares as of the Closing or as of the first date on which such Shares were freely tradeable under applicable United States securities laws. The foregoing right of indemnity shall be in addition to the other rights and remedies of Omnis or any Omnis Party hereunder.

                  (c) Paradigm also shall separately indemnify, hold harmless and defend Omnis and its Affiliates, licensees, successors and assigns in full from and against any and all claims, actions, causes of action, liabilities, losses, damages, judgments and costs of any kind (including reasonable attorneys' fees) to the extent based on any claim that any Paradigm Product either alone or when used in conjunction with any version of the Metamorph software infringes on or misappropriates any patent, copyright, trade secret, proprietary information or other legally enforceable intellectual property right of any third party in any jurisdiction ("Infringement Claim"), whether or not caused in whole or in part by the negligence of Paradigm or any indemnified person or entity; and to the extent not indemnified by the foregoing Section 16(b). The foregoing right of indemnity shall be in addition to the other rights and remedies of Omnis or any Omnis Party hereunder.

Section 17. NOTICES

         All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or seven (7) calendar day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, and properly addressed as follows:

If to Omnis, to:
                           Omnis Technology Corporation
                           981 Industrial Road, Building B
                           San Carlos, California 94070 USA
                           Attn: James Dorst, Chief Operating Officer
                           Facsimile No:   (650) 551-7540
                           Telephone No:  (650) 632-7114

                           with a copy to:

                           Stafford Matthews, Esq.
                           Morrison & Foerster, LLP
                           425 Market Street
                           San Francisco, California 94105 USA
                           Facsimile No:  (415) 268-7522
                           Telephone No: (415) 268-6465

If to the Wainer Group or Paradigm, to:

                           Mr. Dirk Wainer
                           Mr. Stephen Miles
                           Suite 2 No. 1 Redland Drive
                           Mitcham 3132
                           Melbourne, Australia
                           Facsimile No:   61-3-9872-6135
                           Telephone No:  61-3-9872-3533

                           with a copy to:

                           Gary Allwood, Esq.
                           Kenyons Lawyers
                           Level 1, 69 Flemington Road
                           North Melbourne 3051
                           Australia
                           Facsimile No:    61-3-9329-8874
                           Telephone No:  61-3-9329-5151

         Any party may change its address for purposes of this Section by giving the other parties written notice of the new address in the manner set forth above.

Section 18. GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the State of California, United States of America, as applied to contracts made and performed within the State of California and without reference to conflicts of laws principles. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

Section 19. MISCELLANEOUS

         19.1 Headings; Interpretation. The subject headings of the sections and paragraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions. When the context requires, the plural shall include the singular and the singular the plural, and any gender shall include all other genders.

         19.2 Entire Agreement; Modification; Waiver. This Agreement and all Exhibits hereto constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, warranties and understandings of the parties, provided however that any confidential information under any prior confidentiality agreement between the parties shall be part of the Confidential Information hereunder. No amendment or modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by authorized representatives of both parties with reference to this Agreement. No waiver by any party of a breach or violation of this Agreement or any failure to exercise any right hereunder shall operate or be construed as a waiver of any subsequent breach or violation of the same or of a different kind.

         19.3 Severability. In the event any part of this Agreement is held invalid or unlawful by the final judgment of a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect; provided however that if any material part of Section 2 of this Agreement is held invalid or unenforceable, then Omnis shall have the unilateral right to rescind this Agreement.

         19.4 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

Section 20.  ALTERNATIVE DISPUTE RESOLUTION

         If any dispute between the parties arises out of or relates to this Agreement, or the breach or violation thereof, the parties agree to the
following  binding  alternative   dispute  resolution   procedures  in  lieu  of
litigation:

         20.1 Informal Meeting. Within five (5) business days of receipt by one party of a written claim or notice of dispute by the other party, the parties shall commence good faith negotiations to settle the dispute.

         20.2 Mediation. If the dispute cannot be settled through negotiation after ten (10) days, the parties agree to attempt in good faith to settle the dispute by prompt mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to arbitration. All mediation shall be conducted in Honolulu, Hawaii, United States of America. Each party shall bear its own costs and one-half of any mediation fees and costs.

         20.3 Arbitration. Any remaining controversy or claim following mediation shall be settled and determined by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules. All arbitration shall be conducted in Honolulu, Hawaii, United States of America, by a single neutral arbitrator.

         20.4 Decision of Arbitrator. The final decision of the arbitrator shall be final and binding and nonappealable on both parties and shall be enforceable in any court of competent jurisdiction. The arbitrator also shall determine which is the prevailing party and shall include in the award or relief the reasonable attorney's fees and costs of such prevailing party in the arbitration. The arbitrator shall make his or her decision based upon the applicable principles under the governing law as herein provided, and upon the evidence presented by the parties, and at the request of any party prior to conclusion of the hearing, shall provide a written reasoned decision which shall include findings of fact and conclusions of law supporting the decision.

         20.5 Proceeding to Confirm, Correct or Vacate Award. No party shall be precluded hereunder from petitioning a court of competent jurisdiction to confirm, correct or vacate any award as provided by California Code of Civil Procedure Section 1285 et seq. as then amended or superseded; and neither party waives any right to do so under applicable law.

         20.6 Emergency Relief. Any party may seek emergency or temporary injunctive remedies in any court of competent jurisdiction in aid of its claims for relief in the arbitration notwithstanding this agreement to arbitrate; provided that such action shall not be deemed a waiver of the right to arbitrate the merits of the dispute.

/

/

/

/

/

/

         IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.

                                    Omnis Technology corporation

Date:                               ________________________________
                                    By: James Dorst
                                    Its: Chief Operating Officer


                                    Witness:________________________




                                    PARADIGM DESIGNS SOFTWARE PTY LTD.

Date:                               ________________________________
                                    By:_____________________________
                                    Its:____________________________


                                    Witness:________________________



                                    THE WAINER GROUP

Date:                               ________________________________
                                    By:_____________________________
                                    Its:____________________________


                                    Witness:________________________

Date:                               ________________________________
                                    DIRK WAINER

                                    Witness:   _____________________



Date:                               ________________________________
                                    SHIRLEY-ANNE WAINER

                                    Witness:________________________



Date:                               ________________________________
                                    DENNIS JANOSSICH

                                    Witness:________________________



Date:                               ________________________________
                                    JOSEPH BERNARD

                                    Witness:________________________

                                CONSENT OF SPOUSE

         I, ______________________________, the spouse of  ____________________
________________________________________________________________ , have read and approved the foregoing Asset Purchase Agreement between Omnis Technology Corporation ("Omnis") and the Wainer Group and Paradigm Designs Software Pty Ltd. (the "Agreement"). In consideration of granting of rights and benefits to my spouse under the terms and conditions of the Agreement, including certain rights in shares of the stock of Omnis, and acknowledging the material reliance of Omnis on this Consent, I hereby irrevocably appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and any shares of stock or other property issued or transferred thereunder, and agree to be fully bound by all of the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares of stock or other property issued or transferred thereunder under any laws relating to marital property or marital rights or otherwise then in effect in any applicable jurisdiction. I further acknowledge that in the event of the issuance of any shares of stock or other property, such shares of stock or other property may be issued solely in the name of my spouse and that neither Omnis nor its successors shall have any other obligations with respect thereto.


Dated:  ___________________, 2000.




                      _____________________________________
                      Name: _______________________________

                                    EXHIBIT G

                   WAINER GROUP PIGGYBACK REGISTRATION RIGHTS

         1. PIGGYBACK REGISTRATION RIGHTS.

         1.1 Piggyback Rights. If (but without any obligation to do so) Omnis proposes to register any of its capital stock under the United States Securities Act of 1933 (the "Act") in connection with the public offering of such stock (other than (i) a registration effected by Omnis for Astoria Capital Partners, LP or its successors or assigns (regardless of whether Omnis also registers stock for its own account in connection therewith), (ii) a registration relating solely to the sale of securities to participants in an Omnis stock option or stock rights or stock purchase plan, (iii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, (iv) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Purchase Shares, or (v) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), Omnis shall, at such time, promptly give the Wainer Group written notice of such registration. Upon the written request of the Wainer Group given within thirty (30) days after mailing of such notice by Omnis, Omnis shall, subject to the provisions of Section 1.4 hereof, use its commercially reasonable efforts to cause a registration statement to become effective, which includes all of the Purchase Shares that the Wainer Group requests to be registered by such notice and for which the Wainer Group (or its individual members) is then the shareholder of record. Such Shares subject to these piggyback registration rights shall not include any of the Purchase Shares referred to in Section 3.2(b) of the Agreement at any time prior to the issuance of such Shares to the Wainer Group following the performance of all applicable obligations of the Wainer Group relating to the Metamorph Web Version under the Agreement. The Wainer Group acknowledges that registration of securities by Omnis may give rise to piggyback registration rights of other stockholders, which may affect the Wainer Group's rights as described hereunder.

         1.2 Right to Terminate Registration. Omnis shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the Wainer Group has elected to include securities in such registration.

         1.3 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to this Section, including without limitation all registration, filing and qualification fees (including Blue Sky fees), printers' and accounting fees, and fees and disbursements of counsel for Omnis shall be borne by Omnis. Any fees or disbursements of counsel for the Wainer Group shall be borne by the Wainer Group.

         1.4 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the capital stock of Omnis, Omnis shall not be required under this Section to include any of the Purchase Shares in such underwriting unless the Wainer Group accepts the terms of the underwriting as agreed upon between Omnis and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by Omnis. If the total amount of securities, including Purchase Shares, requested by stockholders or other securities holders to be included in such offering exceeds the amount of securities sold other than by Omnis that the underwriters determine in their sole discretion is compatible with the success of the offering, then Omnis shall be required to include in the offering only that number of such securities, including Purchase Shares, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as may be mutually agreed to by such selling stockholders).

         1.5 Information from the Wainer Group. It shall be a condition precedent to the obligations of Omnis to take any action pursuant to this Section with respect to the Purchase Shares that the Wainer Group shall furnish to Omnis such information regarding itself and its individual members, the Purchase Shares held by such Group or its members, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Purchase Shares.

         1.6 No Delay of Registration. The Wainer Group shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

         2. INDEMNIFICATION

         In the event any Purchase Shares are included in a registration statement under Section 1 hereof:

         2.1 Omnis Indemnity. To the extent permitted by law, Omnis will indemnify, defend and hold harmless the Wainer Group, the partners or officers, directors, stockholders, legal counsel and accountants for the Wainer Group, any underwriter (as defined in the Act) for the Wainer Group and each person, if any, who controls the Wainer Group or underwriter, within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each an "Indemnified Person"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Omnis of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with such registration; and Omnis will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided however that the indemnity agreement contained in this Section 2.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Omnis (which consent shall not be unreasonably withheld), nor shall Omnis be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Indemnified Person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if Omnis shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnified Person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

         2.2 Wainer Group Indemnity. To the extent permitted by law, the Wainer Group and each of them will jointly and severally indemnify, defend and hold harmless Omnis, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Omnis within the meaning of the Securities Act, legal counsel and accountants for Omnis, any underwriter, any other stockholder selling securities in such registration statement and any controlling person of any such underwriter or other stockholder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Wainer Group expressly for use in connection with such registration; and the Wainer Group will reimburse any person intended to be indemnified pursuant to this Section 2.2 for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided however that the indemnity agreement contained in this Section 2.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Wainer Group (which consent shall not be unreasonably withheld).

         2.3 Prompt Notice Required. Promptly after receipt by an indemnified party under this Section 2 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.3.

         2.4 Alternative  Relief.  If the  indemnification  provided for in this
Section 2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.

         2.5 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions of this Section 2, the provisions in the underwriting agreement shall control.

         2.6 Survival.  The obligations of Omnis and the Wainer Group under this
Section 2 shall survive the completion of any offering of the Purchase Shares in a registration statement under Section 1 hereof, and otherwise.

         3. NO ASSIGNMENT

         The rights to cause Omnis to register Purchase Shares hereunder may not be assigned or transferred by the holder thereof at any time other than by Will or the laws of descent and distribution upon the death of the holder (and only then subject to all related obligations).

         4. TERMINATION OF REGISTRATION RIGHTS

         The Wainer Group shall not be entitled to exercise any right provided for in Section 1 hereof after three (3) years following the Closing Date (as defined in the Agreement), or such earlier time at which all Purchase Shares of the relevant holder can be sold in any three (3) month period without registration in compliance with Rule 144 of the Act.